UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 1, 2017

E-WASTE CORP
(Exact Name of Registrant as Specified in Charter)

Florida	333-180251	45-4390042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o CKR Law, LLP 1330 Avenue of the Americas, 14th Floor New York, NY 10019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(212) 259-7300

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective as of March 1, 2017, Stevenson & Company CPAs LLC resigned as the independent registered public accounting firm engaged to audit the financial statements of E-Waste Corp., a Florida corporation (the “Company”). Stevenson & Company CPAs LLC’s resignation was accepted by the Company’s board of directors (“Board”). Stevenson & Company CPAs LLC had served as the Company’s independent auditors since July 22, 2015.

The reports of Stevenson & Company CPAs LLC on the financial statements of the Company for the fiscal years ended February 29, 2016 and February 28, 2015, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the years ended February 29, 2016 and February 28, 2015, and through March 7, 2017, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Stevenson & Company CPAs LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Stevenson & Company CPAs LLC’s satisfaction, would have caused Stevenson & Company CPAs LLC to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stevenson & Company CPAs LLC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Weinstein a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Stevenson & Company CPAs LLC’s letter dated March 7, 2017 is filed herewith as Exhibit 16.1.

Effective as of March 2, 2017, the Company engaged BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017.

During the years ended February 29, 2016 and February 28, 2015, and through March 7, 2017, neither the Company nor anyone on its behalf has previously consulted with BF Borgers CPA PC regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that BF Borgers CPA PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Stevenson & Company CPAs LLC to the Securities and Exchange Commission, dated March 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017	E-WASTE CORP

By: /s/ Peter E. de Svastich
Name: Peter E. de Svastich
Title: President